Exhibit 10.2
First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT C - LONG TERM INCENTIVE PLAN
MAY 4, 2009

          Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission

          The following are the parameters for the 2009 restricted stock grants for executives at First Chester County Corporation:

I.	Participants/Categories

Category 1	Chief Executive Officer President

Category 2	EVPs

Category 3	SVPs

Category 4	Managing Director of AHB Division President of AHB Division

II.	Grant Date: TBD in accordance with action of the Personnel and Compensation Committee

III.	Grant Size

		Threshold	Target	Optimum

Category 1 - CEO/President	Performance Restricted	1,500 shares	3,000 shares	4,500 shares

	Service Restricted	——	2,000 shares	——

Category 2 – EVP’s	Performance Restricted	750 shares	1,500 shares	2,250 shares

	Service Restricted	——	1,000 shares	——

Category 3 – SVP’s	Performance Restricted	325 shares	650 shares	975 shares

	Service Restricted	——	425 shares	——
Category 4 – AHB

J. Deitch	Performance Restricted	1250 shares	2500 shares	3750 shares

A. Smith	Performance Restricted	1000 shares	2000 shares	3000 shares

Numbers of shares will not be interpolated between points for performance between points.

Exhibit 10.2
First Chester County Corporation
2009 EXECUTIVE INCENTIVE PLAN
EXHIBIT C - LONG TERM INCENTIVE PLAN
MAY 4, 2009

IV.	Restrictions

A.	Performance restrictions:

               To be measured in 2012 based upon performance for the year ending 12/31/11

	Threshold			Target			Optimum

EPS (weight - 50%)	$	**		$	**		$	**

ROAA – 3 year average (weight – 50%)		**	%		**	%		**	%

Vesting to occur on February 28, 2012 subject to continued employment as provided in Plan (assuming threshold performance is met)

B.	Service Restrictions:

Vesting to occur on February 28, 2012 subject to continued employment as provided in Plan (assuming threshold performance is met)

V.	Expense/Taxation

A. Fair market value will be expensed on pro rata basis over remainder of vesting period, when deemed that an award will be paid, according to accounting practices

B. Participant – ordinary income at fair market value as restrictions are met/vested; participant responsible for payment of tax withholding due upon vesting

VI.	Dividends

Paid immediately from date of grant on all shares awarded, including shares granted but not vested; taxable as ordinary income

VII.	Change of Control, Retirement, Death, Disability

A. Accelerate vesting of shares at change of control

B. Acceleration of vesting at Retirement, Death, & Disability on pro rata basis as per the 2008 Plan

** This portion has been redacted pursuant to a confidential treatment request.